                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

[X]  Filed by the Registrant                   [ ]  Filed by a Party other than the
                                               Registrant

Check the appropriate box:
[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                                   Filing by:

                                   RETEK INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                  [RETEK LOGO]

                                                                  April 10, 2000

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of stockholders of Retek Inc. ("Retek"), a Delaware corporation, to be held on Tuesday, May 16, 2000 at the Hilton Minneapolis, 1001 Marquette Avenue South, Minneapolis, Minnesota. The Annual Meeting will commence at 1:00 PM, local time.

     At the Annual Meeting, you will be asked to consider and vote upon the following:

     1. The election of two Class I directors;

     2. The ratification of the appointment of PricewaterhouseCoopers LLP as our independent accountants for the 2000 fiscal year.

     The attached Proxy Statement presents the details of these proposals.

     OUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED PROPOSAL (2) ABOVE AND RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL'S APPROVAL AND ADOPTION.

     YOUR PARTICIPATION AND VOTE ARE IMPORTANT. THE ELECTION OF THE TWO CLASS I DIRECTORS AND THE ADOPTION OF PROPOSAL (2) WILL NOT BE EFFECTED WITHOUT THE AFFIRMATIVE VOTE OF AT LEAST A MAJORITY OF THE OUTSTANDING COMMON STOCK PRESENT AND VOTING AT THE ANNUAL MEETING.

     FOR FURTHER INFORMATION REGARDING THE MATTERS TO BE VOTED ON AT THE ANNUAL MEETING, I URGE YOU TO CAREFULLY READ THE ACCOMPANYING PROXY STATEMENT, DATED APRIL 10, 2000. If you have more questions about these proposals or would like additional copies of the Proxy Statement, you should contact Gregory A. Effertz, Chief Financial Officer of Retek Inc., 801 Nicollet Mall, 11th Floor, Minneapolis, Minnesota 55402, telephone (612) 630-5700. Even if you plan to attend the Annual Meeting in person, please complete, sign, date, and promptly return the enclosed proxy card in the enclosed postage-prepaid envelope or by electronic means. This will not limit your right to attend or vote at the Annual Meeting.

                                          Sincerely,

                                          /s/ John Buchanan
                                          John Buchanan
                                          Chairman and Chief Executive Officer

     The accompanying Proxy Statement is dated April 10, 2000 and is first being mailed to stockholders on or about April 18, 2000.

                                  [RETEK LOGO]
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 16, 2000
                            ------------------------

To the Stockholders of
RETEK INC.:

     NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders ("Annual Meeting") of Retek Inc. ("Retek"), a Delaware corporation, will be held at the Hilton Minneapolis, 1001 Marquette Avenue South, Minneapolis, Minnesota. The Annual Meeting will commence at 1:00 PM, local time, for the following purposes:

     1. To elect two Class I directors, each to serve a three-year term;

     2. To ratify the appointment of PricewaterhouseCoopers LLP as Retek's independent accountants for the 2000 fiscal year; and

     3. To transact such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

     Only stockholders of record at the close of business on March 22, 2000 are entitled to notice of and to vote at the Annual Meeting. A list of such stockholders will be available at Retek's headquarters located at Midwest Plaza, 801 Nicollet Mall, 11th Floor, Minneapolis, MN during ordinary business hours for the ten day period prior to the Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to complete, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose or by electronic means. Any stockholder attending the Annual Meeting may vote in person, even though he or she has previously returned a proxy.

                                          By Order of the Board of Directors of
                                          Retek Inc.

                                          /s/ Gregory A. Effertz
                                          Gregory A. Effertz
                                          Chief Financial Officer, Vice
                                          President, Finance & Administration,
                                          Treasurer and Secretary

Minneapolis, Minnesota
April 10, 2000

                             YOUR VOTE IS IMPORTANT

In order to ensure your representation at the Annual Meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope or by electronic means.

                                  [RETEK LOGO]

                                PROXY STATEMENT
                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     This Proxy Statement is being furnished by our board of directors to holders of our common stock, par value $0.01 per share, in connection with the solicitation of proxies by our board of directors for use at the annual meeting of our stockholders (the "Annual Meeting") to be held on Tuesday, May 16, 2000, at the Hilton Minneapolis, 1001 Marquette Avenue South, Minneapolis, Minnesota, commencing at 1:00 PM, local time, and at any adjournment or postponement thereof. The purposes of the Annual Meeting are set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders.

     Our complete mailing address is Retek Inc., 801 Nicollet Mall, 11th Floor, Minneapolis, Minnesota 55402, and our telephone number is (612) 630-5700.

     This Proxy Statement and the accompanying form of proxy are first being mailed to our stockholders on or about April 18, 2000.

STOCKHOLDERS ENTITLED TO VOTE; VOTE REQUIRED

     Our board of directors fixed the close of business on March 22, 2000 as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). Accordingly, only holders of record on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were outstanding and entitled to vote 46,502,778 shares of common stock constituting all of our voting stock. As of the Record Date, there were approximately 28 holders of record of shares of our common stock. HNC Software, Inc. ("HNC") holds approximately 86.0% of the shares of our common stock. Each holder of record of our common stock on the Record Date is entitled to one vote per share, which may be cast either in person or by properly executed proxy, at the Annual Meeting. A plurality of the shares present in person or represented by proxy at the meeting, entitled to vote in the election and actually cast, will elect the two Class I directors. A complete list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder for any purpose germane to the Annual Meeting for 10 days prior to the Annual Meeting during ordinary business hours at our headquarters located at 801 Nicollet Mall, 11th Floor, Minneapolis, Minnesota 55402. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. HNC intends to be present at the Annual Meeting; therefore a quorum will be present for election of the Class I directors and the adoption of Proposal 2.

     Based on its ownership of approximately 86% of the currently outstanding shares of our common stock, HNC has the voting power to adopt and approve all proposals.

     Shares of our common stock represented in person or by proxy will be counted for the purpose of determining whether a quorum is present at the Annual Meeting. Shares which abstain from voting, and shares held by a broker nominee in "street name" which indicates on a proxy that it does not have discretionary authority to vote as to a particular matter, will be treated as shares that are present and entitled to vote at the Annual Meeting for purposes of determining whether a quorum exists, but will not be considered as votes cast and, accordingly, will have no effect on the outcome of the vote with respect to a particular matter.

PROXIES

     This Proxy Statement is being furnished to you in connection with the solicitation of proxies by, and on behalf of, our board of directors for use at the Annual Meeting, and is accompanied by a form of proxy.

     All shares of our common stock that are entitled to vote and are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated (other than in the case of broker non-votes), such proxies will be voted as recommended by our board of directors.

     If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn such Annual Meeting to another time and/or place (including, without limitation, for the purposes of soliciting additional proxies), the persons named in the enclosed forms of proxy and acting thereunder will have discretion to vote on such matters in accordance with their judgment.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with our Secretary, at or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares and delivering it to us before the taking of the vote at the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of the proxy). Any written notice of revocation or subsequent proxy should be sent to Retek Inc., 801 Nicollet Mall, 11th Floor, Minneapolis, Minnesota 55402, Attention: Secretary, or hand delivered to our Secretary at or before the taking of the vote at the Annual Meeting.

     We will pay the cost of soliciting proxies. In addition to solicitation by use of the mails, proxies may be solicited from our stockholders by our directors, officers and employees in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Arrangements will be made with brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy materials to beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries and for reimbursement of their reasonable expenses incurred in connection therewith.

                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES FOR DIRECTOR

     Pursuant to our Amended and Restated Certificate of Incorporation, holders of shares of the common stock are entitled to elect the members of our board of directors. Our Amended and Restated Certificate of Incorporation fixes the number of members of our board of directors at seven. In addition, the members of our board of directors serve staggered three-year terms. The following table shows the members of the different classes of the board of directors.

CLASS      EXPIRATION OF TERM      BOARD MEMBERS
-----      -------------------   -----------------
Class I    2000 Annual Meeting   Glen A. Terbeek
                                 Stephen E. Watson
Class II   2001 Annual Meeting   John Buchanan
                                 N. Ross Buckenham
Class III  2002 Annual Meeting   Ward Carey
                                 Charles H.
                                 Gaylord
                                 Alex Way Hart

     Our board of directors has nominated each of the Class I directors named above for an additional three-year term. The persons named as proxies in the enclosed form of proxy intend to vote your proxy for the re-election of the Class I directors, unless otherwise directed. If, contrary to our expectations, a nominee should become unavailable for any reason, votes may be cast pursuant to the accompanying form of proxy for a substitute nominee designated by the board of directors.

     Two Class I directors are to be elected to our board of directors at the Annual Meeting for a three-year term ending in 2003.

NOMINEES

NAME                          CLASS   AGE   PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
----                          -----   ---   --------------------------------------------
Glen A. Terbeek                  I    57    Mr. Terbeek has served on our board of directors since
                                            November 1999. Mr. Terbeek is currently a consultant
                                            with Breakaway Strategies, Inc., an independent
                                            consulting company he founded in January 1999. From
                                            1965 to December 1998, Mr. Terbeek was with Andersen
                                            Consulting, a management consulting company, where he
                                            was most recently a managing partner of Andersen's
                                            Food and Packaged Goods Industry Practice. Mr. Terbeek
                                            holds a Masters degree in Business Administration in
                                            quantitative methods from the University of Michigan
                                            and a Bachelor of Arts degree in Mathematics and
                                            Physics from Hope College.

NAME                          CLASS   AGE   PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
----                          -----   ---   --------------------------------------------
Stephen E. Watson                I    54    Mr. Watson has served on our board of directors since
                                            November 1999. Mr. Watson has served as chief
                                            executive officer of Gander Mountain LLC, a specialty
                                            retailer of outdoor recreational equipment and
                                            clothing, since November 1997. From March 1996 to
                                            November 1997, Mr. Watson was retired. From 1990 to
                                            1996, Mr. Watson served as president and a member of
                                            the board of directors of Dayton Hudson Corporation, a
                                            general merchandise retailer. Mr. Watson has also
                                            served as a director of Shopko Stores Inc., a chain of
                                            retail stores specializing in discount merchandise,
                                            since 1996. Mr. Watson holds a Bachelor of Arts degree
                                            in American History and Literature from Williams
                                            College and a Masters degree in Business
                                            Administration from Harvard University.

CONTINUING DIRECTORS

NAME                          CLASS   AGE   PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
----                          -----   ---   --------------------------------------------
John Buchanan                   II    43    Mr. Buchanan joined us in May 1995 and is currently
                                            our chairman and chief executive officer. From October
                                            1991 to May 1995, he served as president of
                                            Transpacific Information Systems Inc., a technology
                                            investment company principally involved in introducing
                                            internationally developed software products into North
                                            America. Mr. Buchanan also serves on the board of
                                            directors of Mediconsult.com, Inc., a company that
                                            provides patient oriented healthcare information and
                                            services on the Internet. Mr. Buchanan holds a
                                            Bachelor of Commerce degree in Accounting and Computer
                                            Systems from the University of Otago, New Zealand.
N. Ross Buckenham               II    42    Mr. Buckenham has served on our board of directors
                                            since November 1999. Mr. Buckenham has served as
                                            president of WebLink Wireless, Inc., a wireless
                                            messaging company, since November 1997. From January
                                            1996 to November 1997, Mr. Buckenham served with
                                            WebLink Wireless, Inc. in a number of senior
                                            management positions. From 1992 to 1996, Mr. Buckenham
                                            served as president of Touchtone Solutions, Inc., a
                                            telecommunications and interactive voice response
                                            software and services company. From 1984 to 1991, Mr.
                                            Buckenham served with Aquanautics Corporation, a
                                            developer of oxygen technologies for applications in
                                            the food and defense industries, initially as vice
                                            president of development and then as its president.
                                            From 1981 to 1984, Mr. Buckenham served with Bain &
                                            Co., a management consulting company, as a senior
                                            consultant to companies in the voice processing,
                                            technology, finance and health care industries. Mr.
                                            Buckenham holds a Masters degree in Business
                                            Administration from Harvard University and a Bachelor
                                            of Science degree in Chemical Engineering from
                                            Canterbury University, New Zealand.

NAME                          CLASS   AGE   PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
----                          -----   ---   --------------------------------------------
Ward Carey III                 III    34    Mr. Carey has served on our board of directors since
                                            November 1999. Mr. Carey has served as senior vice
                                            president of business strategy of HNC since March
                                            1999. Prior to joining HNC, from July 1998 to March
                                            1999, Mr. Carey was with Credit Suisse First Boston
                                            Corporation, a global investment banking firm, where
                                            he served as a charter member of the Technology Group.
                                            From May 1996 to July 1998, Mr. Carey was with
                                            Deutsche Bank Securities, a global investment banking
                                            firm, where he served as a charter member of the
                                            Technology Group. From January 1991 to May 1996, Mr.
                                            Carey was with BT Alex. Brown, a financial services
                                            company, where he served in several management
                                            positions. Mr. Carey holds a Bachelor of Arts degree
                                            in Political Science from Columbia University, New
                                            York.
Charles H. Gaylord             III    54    Mr. Gaylord has served on our board of directors since
                                            November 1999. Mr. Gaylord has also served as a
                                            director of HNC since May 1995. Mr. Gaylord is a
                                            retired private technology investor. From December
                                            1993 to September 1994, Mr. Gaylord served as
                                            executive vice president of Intuit Inc., a
                                            publicly-held personal and small business finance
                                            software company. From July 1990 to December 1993, he
                                            served first as president and chief executive officer
                                            and a director of ChipSoft, Inc., a publisher of tax
                                            preparation software programs, and then as ChipSoft's
                                            chairman of the board of directors and chief executive
                                            officer. Prior to July 1990, Mr. Gaylord served as
                                            president of Transworld Oil America, Inc., a petroleum
                                            marketing and trading company. Mr. Gaylord held
                                            various senior management positions with the
                                            Transworld Oil International group of companies over a
                                            17-year period and was a member of the senior
                                            management committee and the trading executive
                                            committee. He holds a Bachelor of Science and Master
                                            of Science degrees in Aerospace Engineering from
                                            Georgia Institute of Technology and a Masters degree
                                            in Business Administration from Harvard University.

NAME                          CLASS   AGE   PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
----                          -----   ---   --------------------------------------------
Alex Way Hart                  III    59    Mr. Hart has served on our board of directors since
                                            November 1999. Mr. Hart has served as a director of
                                            HNC since October 1998. Since February 1998, he has
                                            been an independent consultant to the financial
                                            services industry. From August 1996 to February 1998,
                                            Mr. Hart served as chief executive officer of Advanta
                                            Corporation, a diversified financial services company.
                                            From March 1994 to August 1996, Mr. Hart served as
                                            executive vice chairman of Advanta. From December 1988
                                            to March 1994, he served as president and chief
                                            executive officer of MasterCard International. Mr.
                                            Hart also serves as a director of Sanchez Computer
                                            Associates, Inc., a provider of core processing and
                                            electronic banking software solutions. He holds a
                                            Bachelor of Arts degree in Social Relations from
                                            Harvard University and has completed studies at the
                                            Graduate School of Bank Marketing at the University of
                                            Colorado and the Graduate Program for Data Processing
                                            Management at Harvard Business School.

     Ownership interests of our directors or officers in the common stock of HNC or service as both one of our directors and a director, officer or employee of HNC could create or appear to create potential conflicts of interest when directors and officers are faced with decisions that could have different implications for us and HNC. Our Amended and Restated Certificate of Incorporation includes provisions relating to the allocation of business opportunities that may be suitable for both us and HNC based on the relationship to the companies of the individual to whom the opportunity is presented and the method by which it was presented. In addition, under Delaware law, our officers and directors have fiduciary duties to our stockholders.

BOARD OF DIRECTORS' COMMITTEES AND MEETINGS

     Our board of directors acted by unanimous written consent ten times during fiscal year 1999. Our board of directors has an Audit Committee and a Compensation Committee. In addition, our board of directors established a Pricing Committee of the board of directors to evaluate and consider the proposed terms for our initial public offering, which Committee acted once by unanimous written consent and completed its work on November 17, 1999.

     Our audit committee consists of Messrs. Hart, Terbeek and Watson. Mr. Terbeek is chairman of our audit committee. Our audit committee did not meet or act by written consent in fiscal year 1999. The responsibilities of our audit committee include recommending to the board of directors the independent public accountants to be selected to conduct the annual audit of our accounts; reviewing the proposed scope of such audit and approving the audit fees to be paid; and reviewing the adequacy and effectiveness of our internal auditing, accounting and financial controls with the independent public accountants and our financial and accounting staff.

     Our compensation committee consists of Messrs. Gaylord and Buckenham. Mr. Buckenham is chairman of our compensation committee. Our compensation committee did not meet or act by written consent in fiscal year 1999. Our compensation committee is responsible for establishing compensation policies consistent with corporate objectives and stockholder interests and approving and/or recommending to the board of directors levels of compensation for our senior executives. Our compensation committee also administers grants under our stock-based and other performance-based incentive compensation plans and adopts and/or recommends to our board of directors new plans or changes in compensation programs. The compensation committee may not include any employee of Retek, HNC or any of Retek's subsidiaries.

     Our board of directors may, from time to time, establish certain other committees to facilitate the management of Retek.

DIRECTOR COMPENSATION

     Directors who are not employed by us or by HNC and who are not directors of HNC are referred to as independent directors and are reimbursed for reasonable expenses incurred in attending our board of director or committee meetings. Each of our two directors who are also non-employee directors of HNC are reimbursed for reasonable expenses incurred in attending our board of director or committee meetings. Each of our independent directors was granted options to purchase 25,000 shares of our common stock pursuant to the 1999 Directors Stock Option Plan upon his initial election to our board of directors. Each of our independent directors will also be granted options to purchase 7,500 shares of our common stock annually so long as he remains a member of our board of directors. Under our 1999 Equity Incentive Plan, we also granted 12,500 options to each of our two directors who are also non-employee directors of HNC. These option grants to our directors who are also non-employee directors of HNC will become immediately exercisable upon the earlier of the completion of the distribution by HNC of its shares of our common stock or upon the resignation of each such director from our board of directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The board of directors established its compensation committee in November 1999. Prior to establishing the compensation committee, the board of directors as a whole performed the functions delegated to the compensation committee upon its establishment. No interlocking relationship exists between our board of directors or our compensation committee and the board of directors or compensation committee of any other company, and no interlocking relationship existed in the past.

                       PROPOSAL NO. 2 -- RATIFICATION OF
                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     Our board of directors, upon the recommendation of our Audit Committee has appointed PricewaterhouseCoopers LLP as our independent accountants to audit our consolidated financial statements for the 2000 fiscal year. This appointment is being presented to the stockholders for ratification at the Annual Meeting. PricewaterhouseCoopers LLP has served as our independent accountants since 1999. Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting and will be given the opportunity to make a statement should they desire to do so, and are expected to be available to respond to appropriate questions from the stockholders.

     OUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT ACCOUNTANTS FOR THE 2000 FISCAL YEAR AND RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP.

     The affirmative vote of a majority of the shares represented, in person or by proxy, and voting at the Annual Meeting (at which a quorum is present) is required to ratify the board of directors' selection of PricewaterhouseCoopers LLP. If the appointment is not ratified, the board of directors will seek other independent auditors.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                    OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

     The following table presents information regarding the beneficial ownership of our outstanding common stock as of March 1, 2000 for the following stockholders:

     - each stockholder known by us to be the beneficial owner of more than 5% of our common stock;

     - each of our directors;

     - our chief executive officer and our four other most highly-paid executive officers in 1999; and

     - all of our directors and executive officers as a group.

     Percentage ownership calculations are based upon 46,502,778 shares of our common stock outstanding as of March 1, 2000. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of March 1, 2000 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other stockholder. To our knowledge, except as indicated in the footnotes to the table and under applicable community property laws, the stockholders named in the table have sole voting and investment power over all shares listed in the table.

                                                                             PERCENTAGE OF
                                                       NUMBER OF SHARES    OUTSTANDING SHARES
NAME OF BENEFICIAL OWNER                                OF RETEK OWNED       OF RETEK OWNED
------------------------                               ----------------    ------------------
HNC Software Inc.(1).................................     40,000,000              86.0%
John Buchanan........................................              0                 *
Gordon Masson........................................              0                 *
John L. Goedert......................................              0                 *
David A.J. Bagley....................................              0                 *
Victor Holysh........................................              0                 *
N. Ross Buckenham....................................              0                 *
Ward Carey...........................................              0                 *
Charles H. Gaylord, Jr.(2)...........................            400                 *
Alex Way Hart........................................            400                 *
Glen A. Terbeek......................................              0                 *
Stephen E. Watson....................................              0                 *
All current executive officers and directors as a
  group (15 persons)(3)..............................          2,337                 *

-------------------------

 *  Less than 1%

(1) HNC's address is 5935 Cornerstone Court West, San Diego, California 92121.

(2) Represents 400 shares of common stock held of record by the Gaylord Family Trust UTD 12/31/93, Charles H. Gaylord and Lynn M. Gaylord trustees.

(3) Includes 337 shares held by Ms. Jill French, wife of Duncan Angove and 2,000 shares held by James Mattecheck.

                      REPORT OF THE COMPENSATION COMMITTEE
                     OF THE BOARD ON EXECUTIVE COMPENSATION

BACKGROUND INFORMATION

     The Compensation Committee was established shortly after Retek was spun off from HNC in November 1999. Prior to the establishment of the Compensation Committee, the board of directors of Retek performed the compensation functions that were delegated to the Compensation Committee upon its establishment. The Compensation Committee has initially continued the compensation arrangements and strategy implemented by the compensation committee of HNC. The following is a description of the Committee, the current compensation strategy, which is essentially the same as that provided by HNC, and the Compensation Committee's intentions with respect to executive compensation going forward.

COMPOSITION OF THE COMMITTEE

     The Compensation Committee currently consists of Messrs. Buckenham and Gaylord, who are both "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code. Neither Mr. Buckenham nor Mr. Gaylord has previously been an employee of Retek, HNC or any of their affiliates. Both members meet the definition of "non-employee director" under Rule 16b-3 of the Securities Exchange Act of 1934.

EXECUTIVE COMPENSATION PHILOSOPHY

     The Compensation Committee acts on behalf of Retek's board of directors to establish the general compensation policy of Retek with respect to all of its employees and administers Retek's incentive and equity plans, including the 1999 Equity Incentive Plan, the 1999 Directors' Stock Option Plan and the 1999 Employee Stock Purchase Plan. Therefore, decisions regarding executive compensation, including stock option grants and other equity compensation awards to executives, are made by the Compensation Committee. The Compensation Committee intends to review base salary levels and target bonuses for Mr. Buchanan, Retek's chief executive officer, and other executive officers and employees of Retek at or about the beginning of each year.

     The Compensation Committee intends to relate the compensation of its executive officers, including Mr. Buchanan, directly to corporate performance. Thus, the Compensation Committee will strive to develop a compensation policy for Retek's executive officers and other key employees that links a portion of each individual's total compensation to Retek's revenue and profit objectives as well as specified individual objectives. Long-term equity incentives for executive officers have been affected through the granting of stock options. Stock options have value for the executive only if the price of Retek's stock increases above the fair market value on the grant date and the executive remains in Retek's employ for the period required for the options to vest.

     The base salaries, incentive compensation and stock option grants of the executive officers will be determined by the Compensation Committee. The determination will be based in part on the Compensation Committee's review of the Radford Executive Compensation Report (the "Radford Study"), and certain other surveys of prevailing compensation practices among high-technology companies with whom Retek competes for executive talent. The Compensation Committee will evaluate such information in connection with Retek's corporate goals. These surveys are nationally known for their extensive data bases of the compensation practices of high technology companies. The Radford Survey itself includes over 500 high technology companies. To this end, the Compensation Committee intends to compare the compensation of Retek's executive officers with comparable survey positions and the compensation practices of comparable companies to determine base salary, target bonuses and target total cash compensation. In addition, each executive officer's performance for the last year and objectives for the subsequent year will be reviewed by the Compensation Committee, together with such executive officer's responsibility level and Retek's fiscal performance versus objectives and potential performance targets for the subsequent year.

EXECUTIVE COMPENSATION

     BASE COMPENSATION. The information included in this Proxy Statement regarding executive salary levels reflects the compensation program that HNC had in place prior to November 1999, which has been continued by Retek.

     INCENTIVE COMPENSATION. Cash bonuses have been awarded by HNC to the extent that an executive officer has achieved predetermined individual objectives and Retek has met predetermined revenue and profit objectives set by the board of directors at the beginning of the year. The Compensation Committee intends to continue this practice. Mr. Buchanan's subjective judgement of executive's performance (other than his own) will be taken into account in determining whether individual objectives have been satisfied. Performance will be measured at the end of the year. For 1999, the bases of target incentive compensation for executive officers set by HNC were Retek's revenues and profits, ranging from approximately 12% to 100% of an individual's target incentive compensation, with the balance, if any, based on individual objectives, depending on the individual executive.

     STOCK OPTIONS. Stock options are an essential element of Retek's executive compensation package. The Compensation Committee believes that equity-based compensation in the form of stock options links the interests of management and stockholders by focusing employees and management on increasing stockholder value. The actual value of such equity-based compensation depends entirely on appreciation of Retek's stock.

     Accordingly, Retek has adopted the 1999 Equity Incentive Plan and, in 2000, has granted stock options under the plan to certain executive officers to aid in the retention of executive officers and to align their interest with those of the stockholders. The Committee anticipates that stock options will typically be granted to executive officers when the executive first joins Retek and in connection with a significant change in responsibilities. The Compensation Committee may, however, grant additional stock options to executives for other reasons such as an executive's anticipated future contribution and ability to impact corporate and/or business unit results or past performance. In the discretion of the Compensation Committee, executive officers may also be granted stock options to provide greater incentives to continue their employment with Retek and to strive to increase the value of Retek's stock. In 2000, as part of its initial analysis of how stock options grants should be allocated, the Compensation Committee considered these factors. The stock options generally become exercisable over a four-year period and are granted at a price that is equal to the fair market value of Retek's common stock on the date of grant.

     During 2000, the Compensation Committee will consider whether to grant additional options to executive officers based on the factors described above.

COMPANY PERFORMANCE AND CEO COMPENSATION

     The Compensation Committee will make a recommendation to Retek's entire board of directors regarding the base salary and incentive compensation of Retek's CEO, Mr. Buchanan. Mr. Buchanan's most recent compensation was adopted by the board of directors of HNC. During 1999, Mr. Buchanan earned a base salary of $250,0000. In addition, Mr. Buchanan received incentive compensation of $106,250 for 1999. This bonus figure represents approximately 85% of the target bonus for Mr. Buchanan for 1999. All of Mr. Buchanan's incentive compensation was based upon obtaining and surpassing corporate operating revenue and profit objectives and performance relative to individual goals. These objectives included satisfactorily managing Retek's overall corporate business plan, such as meeting Retek's profitability projections and Retek's sales targets and significantly strengthening Retek's market position. As an additional incentive to Mr. Buchanan during the current transition period, the board of directors exercised its discretion and granted Mr. Buchanan stock options to purchase 591,100 shares of Retek's common stock. Twenty-five percent of these stock options become exercisable on October 29, 2000 while the remainder of these stock options become exercisable at a rate of 1/48 (2%) of the total grant each month thereafter. The board of directors reviewed the compensation practices of comparable companies in making this award to Mr. Buchanan.

COMPLIANCE WITH SECTION 162(m) OF THE INTERNAL REVENUE CODE

     Retek does not expect cash compensation for 2000 to any of its executive officers to be in excess of $1,000,000 or consequently affected by the requirements of Section 162(m) of the Internal Revenue Code.

CONCLUSION

     The Compensation Committee believes that long-term stockholder value is enhanced by company and individual performance and achievement. The compensation plans that the Compensation Committee will adopt for the executive officers of Retek will be based on achievement of performance goals, as well as competitive pay practices. The Compensation Committee believes that one of its most important functions in serving the interests of the stockholders is to attract, motivate and retain talented executive officers in this competitive environment. In this regard, equity compensation in the form of stock options is vital to this objective and, therefore, to the long term success of Retek.

                                          Compensation Committee

                                          N. Ross Buckenham
                                          Charles H. Gaylord, Jr.

                               PERFORMANCE GRAPH

     The following graph compares the cumulative total return to stockholders for Retek, the NASDAQ Stock Market Index-U.S. and the Chase H & Q Computer Software Index. The graph assumes that $100 was invested in our common stock and in each index on November 18, 1999, the date of our initial public offering, and assumes reinvestment of dividends. No dividends have been declared or paid on our common stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

                 COMPARISON OF 2-MONTH CUMULATIVE TOTAL RETURN*
            AMONG RETEK, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                   AND THE CHASE H&Q COMPUTER SOFTWARE INDEX

                                                       RETEK INC.                                               CHASE H&Q
                                                       ----------                 NASDAQ STOCK              COMPUTER SOFTWARE
                                                                               MARKET (U.S.) INDEX                INDEX
                                                                               -------------------          -----------------
11/18/99                                                 100.00                      100.00                      100.00
12/31/99                                                 501.67                      136.67                      160.85

-------------------------

* $100 INVESTED ON 11/18/1999 IN STOCK OR INDEX -- INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING DECEMBER 31.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

     The following table sets forth information regarding compensation for the fiscal years ended December 31, 1999 and 1998 paid for services rendered by our chairman and chief executive officer and our four other highest-paid executive officers who earned more than $100,000 during the fiscal year ended December 31, 1999. These individuals are collectively referred to as the named executive officers.

                                                                                       LONG-TERM
                                                                                      COMPENSATION
                                                                                      ------------
                                                                                       NUMBER OF
                                                     ANNUAL COMPENSATION               SECURITIES
                                          -----------------------------------------    UNDERLYING
NAME AND PRINCIPAL POSITIONS              YEAR   SALARY ($)   BONUS ($)   OTHER ($)    OPTIONS(1)
----------------------------              ----   ----------   ---------   ---------   ------------
John Buchanan...........................  1999    250,000      106,250          0       591,100
  Chairman and Chief Executive Officer    1998    200,000       97,500          0        30,000
Gordon Masson...........................  1999    200,000       66,700          0       403,700
  President                               1998    150,000      170,035          0        37,500
John L. Goedert.........................  1999    190,000       81,288          0       374,100
  Senior Vice President,                  1998    150,000       90,000          0        35,000
  Research & Development
David A. J. Bagley......................  1999    170,000       49,610          0       201,800
  Vice President,                         1998    130,000       85,000          0         8,000
  Product Strategy & Marketing
Victor Holysh...........................  1999    150,000       35,683          0       176,800
  Vice President, Services                1998     83,016       21,000     35,000(2)     25,000

-------------------------

(1) Named executive officers were granted options to purchase stock of HNC early in fiscal 1999. In late 1999, in connection with our initial public offering, we granted options to our employees, including the named executive officers, subject to their agreeing to cancel certain of their HNC stock options. The tables below under the heading "Stock Option Grants in Fiscal 1999" set forth the amount of each issuer's stock options granted to the named executive officers during fiscal 1999. All stock options granted to the named executive officers during fiscal 1998 were exercisable solely for HNC stock. Eighty percent (80%) of the HNC stock options granted to the named executive officers during fiscal 1999 and fifty percent (50%) of the HNC stock options granted to the named executive officers during fiscal 1998 were cancelled in connection with our stock option exchange program, which is described below. Upon completion of HNC's spinoff of Retek, the remaining HNC stock options held by the named executive officers will expire if not exercised within three months after the spinoff. Prior to our initial public offering, our employees, including the named executive officers, were offered the opportunity to receive grants of options to purchase our common stock in return for their agreeing to cancel all HNC stock options held by them which were scheduled to be unvested as of March 31, 2000. Pursuant to this stock option exchange program, the number of HNC stock options cancelled by each of the named executive officers in return for their being granted options to purchase our common stock is set forth below:

                                             NUMBER OF HNC OPTIONS
                                           CANCELLED UNDER THE OPTION
NAMED EXECUTIVE OFFICER                         EXCHANGE PROGRAM
-----------------------                    --------------------------
John Buchanan............................            66,500
Gordon Masson............................            52,500
John L. Goedert..........................            48,750
David A.J. Bagley........................            35,250
Victor Holysh............................            23,750

(2) Represents moving and relocation expenses incurred by Mr. Holysh and reimbursed by Retek in connection with Mr. Holysh's relocation to Minneapolis, Minnesota.

                         STOCK OPTION GRANTS IN FISCAL 1999

     The following tables set forth information regarding stock options covering Retek and HNC common stock granted to the named executive officers during the fiscal year ended December 31, 1999.

                         INDIVIDUAL GRANTS OF RETEK STOCK OPTIONS(1)
                         --------------------------------------------     POTENTIAL REALIZABLE VALUE
                         NUMBER OF       % OF TOTAL                        AT ASSUMED ANNUAL RATES
                         SECURITIES       OPTIONS          EXERCISE      OF STOCK PRICE APPRECIATION
                         UNDERLYING      GRANTED TO         PRICE             FOR OPTION TERM(3)
                          OPTIONS       EMPLOYEES IN        ($ PER       ----------------------------
NAME                      GRANTED      FISCAL YEAR(2)       SHARE)         5% ($)           10% ($)
----                     ----------    --------------    ------------    -----------      -----------
John Buchanan..........   591,100           8.1               10          3,717,396        9,420,612
Gordon Masson..........   403,700           5.5               10          2,538,848        6,433,938
John L. Goedert........   374,100           5.1               10          2,352,695        5,962,191
David A. J. Bagley.....   201,800           2.8               10          1,269,109        3,216,172
Victor Holysh..........   176,800           2.4               10          1,111,886        2,817,737

-------------------------

(1) We granted these stock options to the named executive officers in connection with the initial public offering of our common stock. In order to receive these option grants, the named executive officers agreed to cancel a portion of their options to purchase HNC common stock under our stock option exchange program. The table in the footnote under the "Summary Compensation Table" above sets forth the number of HNC stock options cancelled by each named executive officer in connection with the receipt of our stock options under our stock option exchange program. The stock options vest 25% on the first anniversary of the date of grant and thereafter at the rate of 2.083% per month for the following 36 months.

(2) Based on an aggregate of 7,316,050 shares underlying options we granted during fiscal 1999 to our employees.

(3) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates required by the Securities and Exchange Commission for the option term and therefore are not intended to and may not accurately forecast possible future appreciation, if any, in the price of our common stock.

                             INDIVIDUAL GRANTS OF HNC STOCK OPTIONS(1)
                        ----------------------------------------------------    POTENTIAL REALIZABLE
                                     % OF TOTAL                                   VALUE AT ASSUMED
                        NUMBER OF     OPTIONS                                   ANNUAL RATES OF STOCK
                        SECURITIES   GRANTED TO                                PRICE APPRECIATION FOR
                        UNDERLYING   EMPLOYEES      EXERCISE                       OPTION TERM(4)
                         OPTIONS     IN FISCAL        PRICE       EXPIRATION   -----------------------
NAME                     GRANTED      YEAR(2)     ($ PER SHARE)    DATE(3)       5%($)       10%($)
----                    ----------   ----------   -------------   ----------   ---------   -----------
John Buchanan.........    30,000        0.8%          26.75        1/28/09      504,688     1,278,978
Gordon Masson.........    25,000        0.6%          26.75        1/28/09      420,573     1,065,815
John L. Goedert.......    25,000        0.6%          26.75        1/28/09      420,573     1,065,815
David A. J. Bagley....    25,000        0.6%          26.75        1/28/09      420,573     1,065,815
Victor Holysh.........     6,250        0.2%          26.75        1/28/09      105,143       266,454

-------------------------
(1) The stock options vest 20% on each of the first three anniversaries of the date of grant and 40% on the fourth anniversary of the date of grant.

(2) Based on an aggregate of 3,860,868 shares underlying options granted by HNC during 1999 to employees of HNC and its subsidiaries.

(3) Eighty percent of the HNC options granted to the named executive officers in 1999 were cancelled in connection with the Company's stock option exchange program. Upon completion of HNC's spinoff of Retek, the remaining HNC stock options held by the named executive officers will expire if not exercised within three months after the spinoff.

(4) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates required by the Securities and Exchange Commission for the option term and therefore are not intended to and may not accurately forecast possible future appreciation, if any, in the price of HNC's common stock.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following tables set forth information with respect to the named executive officers concerning Retek and HNC option exercises in 1999 and unexercised stock options to purchase Retek and HNC common stock held as of December 31, 1999. The "value realized" figures are based on the fair market value of our common stock at the exercise date, minus the per share exercise price, multiplied by the number of options exercised. The "value of unexercised in-the-money options" figures in the right-hand column are based on the market value of our common stock and HNC stock, at December 31, 1999, of $75.25 and $105.75, respectively, minus the per share exercise price of the applicable option, multiplied by the number of shares issuable upon exercise of the option.

                                 RETEK OPTIONS

                                                       NUMBER OF SECURITIES
                                                      UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                            NUMBER OF SHARES          OPTIONS AT DECEMBER 31,       IN-THE-MONEY OPTIONS AT
                          ACQUIRED ON EXERCISE                1999(#)                DECEMBER 31, 1999($)
                       --------------------------   ---------------------------   ---------------------------
                       EXERCISED   VALUE REALIZED
NAME                      (#)           ($)         EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                   ---------   --------------   -----------   -------------   -----------   -------------
John Buchanan........      0             0               0           591,100           0         38,569,275
Gordon Masson........      0             0               0           403,700           0         26,341,425

                                                       NUMBER OF SECURITIES
                                                      UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                            NUMBER OF SHARES          OPTIONS AT DECEMBER 31,       IN-THE-MONEY OPTIONS AT
                          ACQUIRED ON EXERCISE                1999(#)                DECEMBER 31, 1999($)
                       --------------------------   ---------------------------   ---------------------------
                       EXERCISED   VALUE REALIZED
NAME                      (#)           ($)         EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                   ---------   --------------   -----------   -------------   -----------   -------------
John L. Goedert......      0             0               0           374,100           0         24,410,025
David A. J. Bagley...      0             0               0           201,800           0         13,167,450
Victor Holysh........      0             0               0           176,800           0         14,563,800

                                HNC OPTIONS (1)

                                                       NUMBER OF SECURITIES
                                                      UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                            NUMBER OF SHARES                OPTIONS AT              IN-THE-MONEY OPTIONS AT
                          ACQUIRED ON EXERCISE         DECEMBER 31, 1999(#)          DECEMBER 31, 1999($)
                       --------------------------   ---------------------------   ---------------------------
                       EXERCISED   VALUE REALIZED
NAME                      (#)           ($)         EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                   ---------   --------------   -----------   -------------   -----------   -------------
John Buchanan........        0               0        90,000         13,500        6,761,250      1,027,125
Gordon Masson........   30,625       1,152,194             0         14,375                0      1,086,406
John L. Goedert......   34,772       1,337,692         1,250         13,750           95,000      1,040,313
David A. J. Bagley...   14,500         554,350             0          8,250                0        641,250
Victor Holysh........    5,860         200,447           390          1,250           28,543         98,750

-------------------------
(1) Upon completion of HNC's spinoff of Retek, the remaining HNC stock options held by the named executive officers will expire if not exercised within three months after the spinoff.

EQUITY-BASED COMPENSATION PROGRAMS IN WHICH THE NAMED EXECUTIVE OFFICERS PARTICIPATE

     STOCK OPTION PLAN. We adopted the 1999 equity incentive plan in connection with our initial public offering in order to provide grants of stock options and other equity-based compensatory awards to our employees and consultants generally. Nine million shares of our common stock have been authorized for issuance under the equity incentive plan, with an annual increase, beginning January 1, 2001, equal to the least of (i) four percent of the total outstanding shares of our common stock as of that January 1, (ii) two million shares or
(iii) an amount of shares determined by our board of directors. The equity incentive plan will be administered by our board of directors or its compensation committee, with certain functions being delegated to our Chief Financial Officer. Options granted under the equity incentive plan may be incentive stock options or non-qualified stock options. The exercise price of an incentive stock option may not be less than 100% of the fair market value of our common stock on the date of grant and the exercise price of a non-qualified stock option may not be less than 85% of the fair market value of our common stock on the date of grant. Options generally expire three months after an optionee's termination of employment or service. If an optionee's employment or service is terminated under certain circumstances following a change in control (as defined in the plan), all of the optionee's stock options will become immediately exercisable.

     EMPLOYEE STOCK PURCHASE PLAN. We adopted the 1999 employee stock purchase plan in connection with our initial public offering in order to provide an additional incentive for our employees to invest in our common stock. Seven hundred thousand shares of our common stock have been authorized for issuance under the employee stock purchase plan, with an annual increase, beginning January 1, 2001, equal to the least of (i) one percent of the total outstanding shares of our common stock as of that January 1, (ii) 600,000 shares or (iii) an amount determined by our board of directors. A committee appointed by our board of directors administers the employee stock purchase plan. Participants may purchase shares of our common stock under the plan at the end of four six-month purchase periods during a two-year offering period. At the time of each purchase, a participant's accumulated payroll deductions will be applied to the purchase of our common stock at a price equal to the lesser of 85% of the fair market value of our common stock at the beginning of the two-year offering period or 85% of the fair market value of our common stock at the end of the applicable six-month purchase period.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In connection with our initial public offering, we entered into agreements with HNC that provide for the separation of our business from HNC and other matters relating to the potential distribution by HNC to its stockholders of all of the shares of our common stock it currently holds. We also entered into certain agreements with certain of our officers and directors. These agreements are summarized below:

SEPARATION AGREEMENT

     The separation agreement covers the principal corporate transactions required to separate our company from HNC and other agreements that govern our relationship.

     TRANSFER OF ASSETS AND ASSUMPTION OF LIABILITIES. HNC transferred all of the shares of the outstanding common stock of Retek Information Systems and other assets to us and we assumed and agreed to pay, perform, satisfy and discharge on a timely basis specified liabilities in accordance with their terms. Except as expressly stated in the separation agreement or in any related agreement, HNC did not make any representation or warranty to us with respect to any asset it transferred to us and HNC transferred the assets to us on an "as is, where is" basis.

     THE DISTRIBUTION. HNC has stated that it currently intends to complete the distribution, subject to the satisfaction and fulfillment of specified conditions, including:

     - HNC's receipt of a written ruling from the Internal Revenue Service that the distribution qualifies for tax-free treatment such that HNC, its stockholders and its affiliates will not recognize income for federal tax purposes as a result of the distribution;

     - the approval and declaration of the distribution by HNC's board of directors;

     - the absence of any change in economic or market conditions or other circumstances that would cause HNC's board of directors to conclude that the distribution was not in the best interest of HNC and its stockholders; and

     - HNC being able to effect the distribution in compliance with applicable law and HNC's contractual obligations.

     HNC has the sole discretion to decide whether or not to proceed with the distribution and to determine all terms of the distribution, including the form, structure and terms of any transaction and/or offering to effect the distribution and the timing of and conditions to the completion of the distribution. We will, at HNC's direction, promptly take all actions necessary or desirable to effect these transactions.

     COVENANTS AND INDEMNIFICATION REGARDING THE DISTRIBUTION. We agreed that if the distribution is completed and qualifies for tax-free treatment, we will not take any action that would be inconsistent with any representation or covenant in any ruling, or any supplement to any ruling, issued by the

Internal Revenue Service in connection with the distribution. In particular, under the separation agreement, we agreed that, during the two-year period immediately following completion of the distribution, we and our affiliates will not:

     - sell a substantial portion of our assets;

     - voluntarily dissolve or liquidate;

     - enter into any merger, consolidation or reorganization transaction;

     - solicit any person to make a tender offer for any of our equity securities;

     - participate in or support any unsolicited tender offer for our equity securities;

     - approve any proposed business combination or any transaction which would result in any person or persons acquiring in the aggregate, directly or indirectly, a 50% or greater interest (within the meaning of Section 355(e) of the Internal Revenue Code) in us;

     - fail to maintain the active conduct of our business;

     - issue any equity securities (except pursuant to the exercise of employee stock options) or redeem any equity securities that would result in the acquisition in the aggregate, directly or indirectly, by any person or persons of a 50% or greater interest (within the meaning of Section 355(e) of the Internal Revenue Code) in us;

     - enter into any agreement for the sale of our stock or equity interests;

     - take any action that violates or is inconsistent with the information, representations or covenants contained in the initial ruling submission or any supplemental ruling submission filed with the Internal Revenue Service regarding the distribution; or

     - engage in any agreement, understanding, arrangement or negotiation, directly or indirectly with any person or persons with respect to any of the actions described above;

unless (1) HNC expressly consents in writing to the action, which consent may be withheld by HNC in its sole discretion taking into account solely the preservation of the tax-free treatment of the distribution or (2) HNC obtains a supplemental ruling from the Internal Revenue Service that the action will not affect the tax-free nature of the distribution. HNC, however, does not have an obligation to seek a supplemental ruling.

     Under the terms of the separation agreement, we agreed to indemnify HNC, on an after-tax basis, for any tax liability incurred by HNC with respect to the distribution as a result of its taking any of the above actions, or any transaction or event occurring after the distribution that involves our stock, assets or business or any of our affiliates, whether or not HNC consents to, or obtains a supplemental ruling from the Internal Revenue Service with respect to the action, transaction or event.

     The limitations on the issuance of shares of our capital stock and other restrictions discussed above could have a negative impact on our financial flexibility following a tax-free distribution.

     INDEMNIFICATION. We agreed to indemnify and hold harmless HNC and its affiliates and their respective officers, directors, employees, and other related parties against any liabilities, damages, claims and expenses arising out of or relating to:

     - the failure to perform or otherwise discharge any liability or contract we assumed from HNC under the separation agreement;

     - our business and any liability or contract we assumed from HNC under the separation agreement;

     - any breach of the separation agreement or the other agreements between us and HNC related to our separation from HNC;

     - any material untrue or alleged untrue statement and any material omission in any prospectus or the registration statement filed with the Securities and Exchange Commission relating to this offering; and

     - any violation of any federal, state or other law or rule regarding securities in connection with our initial public offering or any subsequent offering or transaction involving our securities.

However, our indemnification of HNC does not apply to any liability arising from information relating to HNC provided to us by HNC.

     HNC similarly agreed to indemnify us and our affiliates and our officers, directors, employees and other related parties against any liabilities, damages, claims and expenses arising out of or relating to:

     - HNC's failure to perform or otherwise discharge any of HNC's liabilities, other than the liabilities assumed by us;

     - any liability of HNC, other than the liabilities assumed by us; and

     - any breach of the separation agreement or the other agreements between us and HNC related to our separation from HNC;

In addition, the corporate rights agreement and the tax sharing agreement referred to below provide for indemnification between us and HNC relating to the substance of those agreements.

     RELEASE RELATING TO ACTIONS BY HNC RELATED TO HNC'S AND OUR ASSETS, BUSINESSES AND OPERATIONS. Except for our and HNC's rights and obligations arising from the agreements between us relating to the distribution, we released HNC and its subsidiaries and affiliates and their respective officers, directors, employees and other related parties for all losses for any and all past actions and failures to take actions relating to HNC's and our assets, businesses and operations. HNC has similarly released us.

     EXPENSES. In general, unless otherwise provided for in the separation agreement or any other agreement, we have agreed to pay the costs and expenses incurred in connection with any offering of our securities before the distribution.

     ACCESS TO INFORMATION. Generally, we and HNC have agreed, for a specified time period and on a confidential basis to provide each other, upon request and subject to specified conditions, with access to information relating to our respective assets, business and operations. We and HNC have also agreed to keep our books and records for a specified period of time. Also, we and HNC have agreed to cooperate with each other with respect to any claims brought against the other relating to the conduct of our business before completion of the distribution.

CORPORATE RIGHTS AGREEMENT

     We entered into a corporate rights agreement with HNC that contains agreements that continue for various time periods following our initial public offering and provided HNC with registration rights relating to the shares of our common stock it holds.

     HNC OPTIONS TO PURCHASE ADDITIONAL SHARES. We have granted to HNC a continuing option, assignable to any of its subsidiaries and some of its affiliates, to purchase additional shares of our capital stock under specified circumstances. These options may be exercised immediately before the issuance of any of our equity securities, and only to the extent necessary for HNC and its affiliates to maintain:

     - control of us (within the meaning of Section 368(c) of the Internal Revenue Code of 1986);

     - our status as a member of the affiliated group of corporations (within the meaning of Section 1504 of the Internal Revenue Code) of which HNC is the common parent, provided such status has previously been maintained;

     - HNC's then-existing ownership percentage of our equity value; and

     - ownership of shares of our non-voting capital stock (if any) to the extent, and only to the extent, necessary to own 80% of each outstanding class of our stock.

     The purchase price of the shares of common stock purchased upon any exercise of the options will be based on the then current market price of our common stock. These options will terminate when HNC owns less than 50% of our equity value.

     REGISTRATION RIGHTS. We have granted HNC registration rights that require us, upon HNC's request, to use our best efforts to register under the applicable federal and state securities laws any shares of our common stock or other equity securities owned by HNC for sale in accordance with HNC's intended method of disposition and to take other actions as necessary to permit the sale of that stock in other jurisdictions, subject to specified limitations. HNC also has the right to include the shares of our stock or other equity securities it beneficially owns in other registrations of these equity securities that we initiate under the Securities Act and state securities laws. Subject to specified limitations, these registration rights are assignable by HNC and its assigns. The corporate rights agreement also contains indemnification and contribution provisions under which we and HNC have agreed to indemnify each other and our related parties for specified liabilities arising from registrations of our securities that HNC or its assigns participate in (or, if such indemnity is unavailable, to contribute to each other's liability).

     CORPORATE GOVERNANCE. We have agreed to be governed by a board of directors consisting of seven members including our chief executive officer, three individuals designated by HNC and three independent directors, each of whom will have retail industry experience and will be designated by our chief executive officer. However, HNC's right to designate three directors will terminate once HNC and its affiliates own less than 25% of our outstanding common stock. For so long as HNC has the right to designate three directors, HNC will also have the right to fill any vacancy caused by the death, resignation or removal of any of its designees.

     In addition, under the terms of the corporate rights agreement, the following corporate actions, including those taken by its subsidiary Retek Information Systems, require the approval of at least two of the HNC board designees and HNC:

     - any acquisition or merger by us with or into another entity;

     - any material change in the scope of our business;

     - any issuance of capital stock by us, other than in connection with this offering or employee stock option and purchase plans previously approved by HNC;

     - any incurrence of debt by us in excess of $10,000,000;

     - the sale, purchase or lease of any business or asset having a value of more than $3,000,000;

     - the appointment or termination of our chief executive officer or chief financial officer;

     - the amendment or adoption by us of any employee benefit or stock option plan, other than those previously approved by HNC;

     - any material change in the annual plan and budget we submit to HNC;

     - any amendment to our certificate of incorporation or bylaws that would authorize any new class or series of our capital stock or any preferred stock, or adversely affect HNC's rights as our majority stockholder; and

     - any adoption or amendment of a stockholders' rights plan or other anti-takeover defense.

     In addition, the following actions require the approval of at least two of the HNC board designees:

     - the sale, lease, exchange or other disposition of all or a substantial portion of our assets;

     - our liquidation or dissolution;

     - any transaction that would decrease HNC's equity ownership in us;

     - the incurrence of annual capital expenditures or investments in excess of $5,000,000 above budgeted amounts approved by HNC;

     - the formation and structure of the committees of our board; and

     - the commencement or settlement by us of any litigation, except where potential liabilities and expenses are not expected to exceed $500,000.

     The approval of the HNC board designees and HNC will no longer be required when HNC owns less than 50% of the outstanding shares of our capital stock.

     Furthermore, HNC has agreed that it will not vote in favor of, or take any other action that would result in, the removal without cause of any of our directors, except the HNC board designees or our chief executive officer if, for any reason, he ceases to be our chief executive officer. In addition, John Buchanan has entered into an agreement that if, for any reason, he ceases to be our chief executive officer he will resign from its board of directors if so requested by HNC or a majority of the members of our board of directors.

     COVENANTS. We have agreed that, for so long as HNC maintains beneficial ownership of at least 50% of the total number of our outstanding shares of capital stock, we will:

     - provide HNC with financial information regarding our company and our subsidiaries;

     - provide HNC copies of all quarterly and annual financial information and other reports and documents we intend to file with the SEC prior to the filing, as well as final copies upon filing; and

     - cooperate with HNC and provide it with financial and other information about us to enable HNC to timely prepare and file reports and filings it is required to make under applicable securities laws that require HNC to incorporate financial and other information about us.

     OTHER COVENANTS. The corporate rights agreement also provides that for so long as HNC maintains beneficial ownership of at least 50% of the total number of our outstanding shares of capital stock, we may not take any action or enter into any commitment or agreement that may reasonably be anticipated to result in a breach by HNC of, or a default by HNC under:

     - any provision of HNC's certificate of incorporation or bylaws;

     - any credit agreement or other material instrument binding upon HNC; or

     - any judgment, order or decree of any governmental body, agency or court having jurisdiction over HNC or any of its assets.

SERVICES AGREEMENT

     We have also entered into a services agreement with HNC under which HNC agreed to provide to us specified accounting, financial and tax services and employee benefit plan and insurance administration. These services may be changed upon agreement between HNC and us. We pay HNC a fee for these services equal to HNC's cost in providing these services. The fee is payable monthly in arrears, 30 days after the close of each month. No other fees are payable in connection with this agreement. The services agreement expires on November 23, 2000 and any and all services can be earlier terminated by us upon 30 days' advance notice or upon other specified conditions.

LICENSE AGREEMENT

     We and HNC entered into a technology license agreement under which HNC provides us with the use of Select Profile, which includes HNC's context vectors predictive software technology. The license is non-exclusive, perpetual, world-wide and royalty-free and limits our use of this HNC technology to develop and market products and services to retailers and their trading partners in the supply chain. Under the terms of the license agreement, HNC is not obligated to provide us any updates to their predictive software technology. The license agreement contains provisions prohibiting the transfer or sublicensing to third parties of the technology that HNC has licensed to us.

TAX SHARING AGREEMENT

     We and our subsidiaries continue to be included in the consolidated group of HNC for United States federal income tax purposes and a combined, consolidated or unitary group of HNC for various state and local income tax purposes. We and HNC have entered into a tax sharing agreement. The tax sharing agreement requires us to make payments to HNC equal to the amount of income taxes which would be paid by us, subject to some adjustments, as if we and each of its subsidiaries included in the consolidated group were to file our own separate, combined, consolidated or unitary, federal, state and local income tax returns for any taxable year or portion of any taxable year beginning on or after January 1, 1999 in which we are included in HNC's consolidated group. Subject to the immediately preceding sentence, HNC is responsible for filing, and paying taxes with respect to, all consolidated, combined or unitary returns which include both HNC and us. We and our subsidiaries continue to be directly liable for all taxes that are imposed on a separate return basis or on a combined, consolidated or unitary basis on a group of companies that includes only us and our subsidiaries. Generally, liabilities resulting from audit adjustments to tax returns for periods during which we and HNC file consolidated returns are the responsibility of HNC if such tax adjustments are attributable to HNC or its subsidiaries. However, we are solely responsible, and will indemnify and hold HNC harmless, for tax adjustments arising out of, or in connection with, the transactions contemplated by the separation agreement, other than the distribution itself. The tax sharing agreement provides that the indemnity provisions of the separation agreement shall govern taxes resulting from the distribution.

TREATMENT OF OUTSTANDING STOCK OPTIONS

     In connection with our separation from HNC, our executive officers and other employees were given the opportunity to receive options to purchase our common stock in exchange for their agreeing to cancel their outstanding options to purchase HNC common stock which are scheduled to be unvested as of March 31, 2000. If the distribution occurs, then options to purchase HNC common stock then held by our employees, to the extent they are unvested at the time of the distribution, will immediately terminate upon the distribution, and to the extent they are vested at the time of the distribution, will remain exercisable for 90 days after the distribution at which time they will terminate. Options to purchase our common stock granted in exchange for the cancellation of options to purchase HNC common stock have an exercise price of $10.00 per share. These options vest 25% on the first anniversary of the date of grant and thereafter at the rate of 1/48 of the amount of the original grant on a monthly basis for 36 months.

CERTAIN ARRANGEMENTS INVOLVING STOCK OPTIONS

     If HNC has received a written ruling from the Internal Revenue Service that the distribution qualifies for tax-free treatment under Section 355 of the Internal Revenue Code and HNC fails to complete the distribution within 120 days after the first date that HNC is eligible to effect the tax-free distribution, John Buchanan and three other executive officers to be chosen by Mr. Buchanan will receive a 12-month credit to the vesting schedule of their Retek stock options. In addition, if at the time of this accelerated vesting, these executives execute two-year non-compete agreements with us, the vesting schedules will be credited by an additional 12 months. Furthermore, Mr. Buchanan will receive the same option vesting credit in the event that Mr. Buchanan's employment with us is terminated without cause prior to the distribution. For purposes of this arrangement, "cause" is defined as intentional gross misconduct by Mr. Buchanan in the performance of his duties that results in material injury to us.

ACQUISITION OF WEBTRAK LIMITED

     On October 29, 1999, we acquired all of the outstanding capital stock of WebTrak Limited. In connection with the acquisition we issued to Jeremy Thomas a note, paid on November 26, 1999, in the principal amount of $4,106,667.

     We have also entered into an employment agreement with Mr. Thomas. Mr. Thomas' employment agreement provides for a two-year term of employment, during which he will serve as president of retail.com. Mr. Thomas earns a monthly salary of $15,833 and is eligible to participate in our employee benefit programs made available to executives from time to time. As a long-term incentive, we have granted Mr. Thomas 250,000 stock options at a per share exercise price of $10.00. In the event that we terminate Mr. Thomas' employment other than for cause or if he resigns for good reason, he will be entitled to receive a lump-sum severance payment equal to his base salary multiplied by the number of whole and partial years remaining in the term of his contract, with a minimum severance payment of one year's base salary.

     Mr. Thomas has agreed to refrain from competing with us until October 29, 2004 or, if longer, until two years following his termination of employment with us. He has also agreed not to solicit our customers or employees during this period.

SALE OF SOFTWARE SOLUTIONS TO GANDER MOUNTAIN LLC

     During 1999 we sold $1,430,025 worth of our software solutions, including Retek Data Warehouse and Retek Merchandising System, to Gander Mountain LLC. Mr. Stephen E. Watson, who currently serves as one of our directors, is chief executive officer of Gander Mountain and has served in that capacity since November 1997.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16(a) of the Securities and Exchange Act of 1934, as amended, our directors, executive officers, and any persons holding more than ten percent of our common stock are required to report to the Securities and Exchange Commission and the NASDAQ National Market their initial ownership of our stock and any subsequent changes in that ownership. Based on a review of Forms 3, 4 and 5 under the Securities Exchange Act furnished to us, we believe that during fiscal year 1999, our officers, directors and holders of more than 10 percent of our common stock filed all Section 16(a) reports on a timely basis except for
(i) a trade involving our common stock by the spouse of Duncan Angove that was reported late on a Form 5 timely filed with the Securities and Exchange Commission and (ii) a trade involving of our common stock by the spouse of Gordon Masson that was reported late on a Form 5 timely filed with the Securities and Exchange Commission.

                      DEADLINE FOR RECEIPT OF STOCKHOLDER
                       PROPOSALS FOR 2001 ANNUAL MEETING

     If you want us to consider including a proposal in next year's proxy statement, you must deliver it in writing to Retek Inc., Midwest Plaza, 801 Nicollet Mall, 11th Floor, Minneapolis, MN 55402, Attention: Secretary, no later than January 17, 2001.

     If you want to present a proposal at next year's annual meeting, but do not wish to have it included in our proxy statement, you must deliver it in writing to us at the above address no earlier than February 15, 2001 and no later than March 16, 2001.

                                          By Order of the Board of Directors

                                          /s/ Gregory A. Effertz
                                          Gregory A. Effertz
                                          Chief Financial Officer, Vice
                                          President, Finance & Administration,
                                          Treasurer and Secretary

                                  [PROXY CARD]

                                   DETACH HERE

                                      PROXY

                                   RETEK INC.

                  PROXY FOR 2000 ANNUAL MEETING OF STOCKHOLDERS

                      THIS PROXY IS SOLICITED ON BEHALF OF
                      THE BOARD OF DIRECTORS OF RETEK INC.

The undersigned stockholder of Retek Inc., a Delaware corporation ("Retek"), hereby appoints John Buchanan and Gregory A. Effertz, as proxies for the undersigned, with full power of substitution, to attend the 2000 Annual Meeting of Stockholders of Retek to be held on Tuesday, May 16, 2000 at 1:00 p.m., local time, at the Hilton Minneapolis, 1001 Marquette Avenue South, Minneapolis, Minnesota, and at any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting, with the same effect as if the undersigned were present. The undersigned hereby revokes any proxy previously given with respect to such shares.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF NO SUCH DIRECTIONS ARE INDICATED, THE PROXIES WILL HAVE AUTHORITY TO VOTE FOR THE NOMINEE FOR DIRECTOR AND FOR THE PROPOSALS.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement.


  ---------------                                         ---------------
    SEE REVERSE                                            SEE REVERSE
       SIDE                                                  SIDE
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
                                   DETACH HERE

         PLEASE MARK
     [X] VOTES AS IN
         THIS EXAMPLE.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF THIS PROXY IS EXECUTED BUT NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEE FOR DIRECTOR AND FOR THE FOLLOWING PROPOSALS AND OTHERWISE IN THE DISCRETION OF THE PROXIES AT THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

1.       Election of Class I Directors:

         Nominee: (01) Glen A. Terbeek




           FOR THE              WITHHELD FROM
           NOMINEE     [ ]       THE NOMINEE    [ ]


             MARK
            HERE IF                 MARK
            YOU PLAN              HERE FOR
              TO       [ ]         ADDRESS
            ATTEND                 CHANGE
             THE                  AND NOTE   [ ]
            MEETING                 BELOW


         Nominee: (01) Stephen E. Watson


           FOR THE              WITHHELD FROM
           NOMINEE     [ ]       THE NOMINEE    [ ]


            MARK
           HERE IF                 MARK
           YOU PLAN              HERE FOR
             TO       [ ]         ADDRESS
           ATTEND                 CHANGE
            THE                  AND NOTE   [ ]
           MEETING                 BELOW


2.       Ratification of appointment by
         Retek's Board of Directors of             FOR        AGAINST   ABSTAIN
         PricewaterhouseCoopers LLP to serve
         as Retek's independent auditors for       [ ]          [ ]       [ ]
         the 2000 fiscal year.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

Please sign exactly as name appears hereon and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian or as an officer signing for a corporation, please give full title under signature.

Signature: ________________________________ Date: ______________________________